Proteostasis Therapeutics, Inc. (PTI) December 2017 Investor Deck Exhibit 99.2

Safe Harbor and Disclaimer To the extent that statements in this presentation are not historical facts, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “aim,” “may,” “will,” “expect,” “anticipate,” “estimate,” “intend,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements made in this presentation include, without limitation, statements regarding the expected timing of the initiation of, patient enrollment in, data from, and our completion of, our clinical studies and cohorts for PTI-428, PTI-801, PTI-808 and our combination therapy candidates. Forward-looking statements made in this presentation involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, and we therefore cannot assure you that our plans, intentions, expectations or strategies will be attained or achieved. Such risks and uncertainties include, without limitation, the possibility final or future results from our drug candidate trials (including, without limitation, longer duration studies) do not achieve positive results or are materially and negatively different from or not indicative of the preliminary results reported in this presentation (noting that these results are on a small number of patients and small data set), uncertainties inherent in the execution and completion of clinical trials (including, without limitation, the possibility FDA requires us to run cohorts sequentially or conduct additional cohorts or pre-clinical or clinical studies), in the enrollment of CF patients in our clinical trials, in the timing of availability of trial data, in the results of the clinical trials, in possible adverse events from our trials, in the actions of regulatory agencies, in endorsement, if any, by therapeutic development arms of CF patient advocacy groups, and those set forth in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, and our other SEC filings. We assume no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by us relating to, among other items, disease incidence, market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of risk and uncertainty. New risks emerge from time to time, and neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such date after the date of this presentation. By attending or receiving this presentation you acknowledge you are solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and are solely responsible for forming your own view of the potential future performance of our business. The trademarks included in this presentation are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the Company or its securities.

Overview of Proteostasis Therapeutics, Inc. About Proteostasis Therapeutics, Inc (PTI) PTI is a clinical-stage biopharmaceutical company focused on the discovery and development of groundbreaking therapies to treat cystic fibrosis (CF) Development Focus in CF PTI is developing novel investigational drugs, that target the cystic fibrosis transmembrane conductance regulator (CFTR) protein. PTI is currently conducting clinical trials with amplifier PTI-428, corrector PTI-801, potentiator PTI-808, and proprietary combinations.

PTI Overview Clinical stage biopharma developing novel therapeutics for cystic fibrosis (CF) and other diseases caused by dysfunctional protein processing Focus on increasing CFTR activity in patients with CF Developing novel small molecules for CF combination therapy PTI-808: Novel Potentiator PTI-801: New Generation Corrector that is additive in vitro to first and second generation correctors PTI-428: Novel Class of CFTR Modulator: Amplifiers Leveraging potential therapeutic benefit of multiple stand-alone combination options including PTI-801 and PTI-808 as a doublet and PTI-808, PTI-801, and PTI-428 as a triplet Based on in vitro data, PTI-801 and PTI-428 can potentially be developed as add-on therapies to current and future standard of care CFTR modulator therapies

Q4 2017 PTI Cystic Fibrosis Pipeline


Discovery
Preclinical Development
Clinical Development
HV
CF
PTI-428 + Amplifier*
PTI-505 Amplifier
PTI-801+ New Generation Corrector*
PTI-501+ New Generation Corrector
PTI-808 Novel Potentiator
PTI-588 Novel Potentiator
PTI-321 Novel Potentiator
Combination therapy
PTI-428/PTI-801/PTI-808
PTI-801/PTI-808

* Received Fast Track designation from FDA

\+ Additive *in vitro* to first and second generation correctors

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PROTEOSTASIS THERAPEUTICS, INC.

Current Key Milestones Q1 2017: PTI-801 IND submission Q2 2017: PTI-428 preliminary data Q2 2017: PTI-808 IND submission Q2 2017: PTI-808 Phase 1 initiation Q3 2017: PTI-801 Phase 1 initial data Q4 2017: PTI-428 28 day dosing, preliminary data in CF subjects on Orkambi® Q4 2017: PTI-801 14 day dosing, initial data in CF subjects on Orkambi® Q4 2017: PTI-808 SAD and MAD clinical data in HV Q4 2017: PTI-808/PTI-801/PTI-428 combination clinical safety data in HV Q4 2017: PTI-801/PTI-808 initiation of combination study in CF patients Q1 2018: PTI-428 14 day dosing, preliminary data in CF subjects on Kalydeco® 1H 2018: PTI-808/PTI-801/PTI-428 combination studies initiated in CF subjects Orkambi® and Kalydeco® are registered trademarks from Vertex Pharmaceuticals, Inc.

PTI-428 CF Study Schema and Status

Part A, CF Subjects, n = 31, 3:1 randomization

Completed

Single Ascending Dose, up to 100 mg

Dose 1 | Dose 2 | Dose 3

Multiple Dose, 7-day, 100 mg

PTI-428 Monotherapy | PTI-428 Orkambi® Background

Part B, CF Subjects, n=20, 28-day, 50 mg, 4:1 randomization

PTI-428 Orkambi® Background

Primary endpoints: safety, tolerability
Secondary endpoints: PK, FEV_1, sweat chloride
Exploratory endpoint: CFTR expression

- Information on historical Orkambi® usage was available for 79% of the subjects enrolled in the 28-day study and of those, 95% were on Orkambi® therapy for an average of 1.8 years
- Long term observational studies showed that patients on chronic Orkambi® therapy experience continuous lung function decline over a two year period*

*Michael W et al. The Lancet Respiratory Medicine, 2017, Volume 5 , Issue 2 , 107 – 118

Orkambi® is a registered trademark from Vertex Pharmaceuticals, Inc.

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PROTEOSTASIS THERAPEUTICS, INC.

PTI-428 28-day Study Disposition and Demographics Disposition Placebo n (%) PTI-428, 50 mg n (%) Total n (%) Number of Subjects         Intent-to-treat Population 4 (100.0) 20 (100.0) 24 (100.0)       Received Study Drug 4 (100.0) 20 (100.0) 24 (100.0) Drug Interruption 0 1 (5.0) 1 (4.2)   Completed Dosing 4 (100.0) 17 (85.0) 21 (87.5)   Prematurely Withdrawn 0 2 (10.0) 2 (8.3)       Withdrawal by subject 0 1 (5.0) 1 (4.2)       Other* 0 1 (5.0) 1 (4.2) Safety Population 4 (100.0) 20 (100.0) 24 (100.0) Demographics Statistic Placebo (n=4) PTI-428, 50 mg (n=20) Total (n=24) Female, Male n, n (%, %) 1, 3 ( 25.0, 75.0) 7,13 ( 35.0, 65.0) 8, 16 ( 33.3, 66.7) Age Mean (SD) 34.8 (10.72) 30.2 (8.39) 30.9 (8.73) Height (cm) Mean (SD) 173.4 (8.83) 169.9 (11.07) 170.5 (10.64) Weight (kg) Mean (SD) 64.4 (13.96) 63.7 (9.68) 63.8 (10.15) ppFEV1 (%) Mean (SD) 65.4 (8.63) 57.2 (17.07) 58.6 (16.13) *Subject on background Orkambi® developed thrombocytopenia after enrollment prior to dosing

PTI-428 CF Safety Overview Single Ascending Dose Cohorts in CF Subjects In the SAD cohorts 4 subjects experienced a TEAE No severe AEs, SAEs or AEs leading to discontinuation of treatment were reported No AE reported in more than one subject Multiple Dose Cohorts in CF Subjects In the Orkambi® cohort, 4 subjects experienced TEAE (3 in the active and 1 in the placebo group), 1 reported possibly treatment related AEs No severe or serious adverse events were recorded. All AEs were mild or moderate and none occurred in more than one subject In the monotherapy cohort, 6 subjects experienced TEAE of which one was in the placebo cohort. All were moderate or mild. One (cough) occurred twice: once in subject on placebo and once in subject dosed with PTI-428 In both cohorts there were no laboratory safety or hematology AEs 28 Day Cohort in CF Subjects on background Orkambi® 16 out of 24 subjects experienced at least one TEAE, 14 out of 20 in active and 2 out of 4 in placebo groups No SAEs, most AEs were mild and moderate in severity 2 AEs led to study drug discontinuation, both cases were a mild thrombocytopenia of comparable magnitude and level. One occurred while a subject was only on Orkambi® and one in a subject receiving PTI-428*. Both subjects resolved without treatment TEAE-treatment emergent adverse event, AE – adverse event, SAE – serious adverse event, *normal platelet levels are 140,000-450,000, Orkambi® only subject platelets were 127,000 and PTI-428 subject platelets were 132,000

Ivacaftor Exposures Lumacaftor Exposures Clinical data supports lack of drug-drug interactions as expected from preclinical data Average PTI-428 exposure at steady state was in excess of EC50 at 50 mg and in excess of EC90 at 100 mg No Unexpected PK Interactions Observed Among PTI-428, Ivacaftor, and Lumacaftor AUC – area under the curve

Measurement of CFTR mRNA and Protein Developed and Implemented as a Clinical Biomarker in CF Studies

Clinical Biomarker

Biomarker Discovery
~1.5-2 fold CFTR mRNA and protein increase with PTI-428 in both normal and CF patient HBE cells

Biomarker Development
CFTR mRNA and protein expression measurable in nasal epithelial cells of rats, HV and CF patients and lung tissue in monkeys

Biomarker Implementation
CFTR mRNA and protein expression measured in nasal epithelial cells with PTI-428 in phase 1 HV and CF subjects

Nasal Swab Protocol



1. ASI Rhino-Pro Curettes
2. Repeat brushing motion at least 3 times
3. Place in pre-prepared lysis buffer
4. Repeat with the other nostril
5. Retain the tip of curettes in the same Eppendorf tube
6. Store at -80°C immediately and ship to analysis lab on dry ice

HV – healthy volunteer

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At Baseline, CF Subjects Across Multiple Studies Had Comparable CFTR mRNA Levels and Approximately Half the CFTR Protein Levels Compared to HVs Data shown is from completed PTI-428 clinical studies using the same CFTR mRNA and protein quantification methodology, median with 10-90 percentile * no formal statistical analyses were planned CF subjects enrolled in 7-day and 28-day cohorts had approximately half the CFTR protein levels compared to HVs (p<0.05*)

During Treatment, PTI-428 at 50 mg Led to Greater CFTR Protein Increase than at 100 mg In CF Subjects on Background Orkambi® * * p<0.05 Average maximum increase in CFTR protein was 4.5x higher in the nasal mucosa samples of CF subjects treated with 50 mg PTI-428 (+88 ng/mg) compared to those treated with 100 mg of PTI-428 (+19 ng/mg) Data shown median with 10-90 percentile, * no formal statistical analyses were planned

PTI-428 Lead to Mean Absolute Improvements in ppFEV1 of 5.2 percentage points from Baseline Compared to Placebo (p<0.05) Treatment effect of PTI-428 was achieved by day 14 and sustained through 28 days of dosing Changes in sweat chloride levels in PTI-428 treated patients did not correlate with changes in lung function PTI-428 50 mg Treatment Effect (PTI-428 n=20, Placebo n=4) Day 7 Day 14 Day 28 Mean absolute change in ppFEV1 percentage points (95% CI) +4.9 (-0.2, 10.1) +5.2 (0.4, 10.0) +5.2 (0.3, 10.1) p value n.s. p<0.05 p<0.05 Mean relative change in ppFEV1 (95% CI) +8.3% (-0.9, 17.6) +9.0% (1.2, 16.9) +9.2% (1.2, 17.2) p Value n.s. p<0.05 p<0.05 ppFEV1 changes expressed as least-square mean vs placebo

Individual Responses Showed Majority of PTI-428 Treated Patients Experienced Lung Function Improvement Individual subject relative change in ppFEV1 from baseline through the 28 day treatment period * Subject did not comply with inhaled antibiotic treatment regimen as defined in the study protocol

CF Patients with Less than 70% ppFEV$_1$ Baseline Lung Function Were Responders to Orkambi® Plus PTI-428

	50 mg PTI-428 + Orkambi®		Orkambi®* TRAFFIC/TRANSPORT study	
	ppFEV$_1$ <70 (n=17)	ppFEV$_1$ ≥70 (n=3)	ppFEV$_1$ <70 (n=245)	ppFEV$_1$ ≥70 (n=114)
Absolute change in ppFEV$_1$ from baseline compared to placebo				
Mean change in percentage points	+6.6	-1.1	+3.3	+1.9
p value	p<0.05	n.s.	p<0.0001	n.s.
Relative change in ppFEV$_1$ from baseline compared to placebo				
Mean change	+11.8%	+0.0%	+5.9%	+2.5%
p value	p<0.05	n.s.	p<0.0001	n.s.

ppFEV$_1$ changes expressed as least-square mean vs placebo

*reported data, not part of a head-to-head study

*J Stuart Elborn, Bonnie W Ramsey, Michael P Boyle, et al., "Efficacy and safety of lumacaftor/ivacaftor combination therapy in patients with cystic fibrosis homozygous for Phe508del CFTR by pulmonary function subgroup: a pooled analysis", The Lancet Respiratory Medicine, Volume 4, Issue 8, August 2016

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PROTEOSTASIS THERAPEUTICS, INC.

SAD, n=24, up to 450 mg PTI-801 HV and CF Study Schema and Status Dose 1 Dose 2 Dose 3 7 day MAD, n=24, up to 250 mg Dose 1 Dose 2 Dose 3 Completed All cohorts are placebo controlled Part 1: 3:1 randomization Part 2: 4:1 randomization; up to 20 patients per cohort Dose 1 (100 mg) Part 1: SAD and MAD in Healthy Volunteers Part 2: 14 day MAD Cohort in CF Subjects Dose 2 (200 mg) Dose 3 Ongoing HV – healthy volunteer, SAD – single ascending dose, MAD – multiple ascending dose

PTI-801 Treatment Generally Well Tolerated in HVs in SAD and MAD Studies Single Ascending Dose Cohorts in HV Subjects In the SAD cohorts a total of 5 subjects experienced a TEAE No severe AEs, SAEs or AEs leading to discontinuation of treatment were reported No clinically significant trends in safety labs, ECGs, physical exam, vital signs data Multiple Ascending Dose Cohorts in HV Subjects In the MAD cohorts a total of 4 subjects experienced a TEAE No severe AEs, SAEs or AEs leading to discontinuation of treatment were reported No AE reported in more than one subject No clinically significant trends in safety labs, ECGs, physical exam, vital signs data TEAE – treatment emergent adverse events, AE – adverse events, SAE – serious adverse events, ECG – electrocardiogram, MAD – multiple ascending dose, SAD – single ascending dose

Initial Clinical Data for PTI-801 from Ad Hoc Interim Analysis 100 mg Dose Cohort in CF Subjects (Orkambi® Population) In the first 5 subjects dosed through day 14, a total of 3 out of 5 subjects experienced a TEAE No severe AEs, SAEs or AEs leading to discontinuation of treatment were reported No AE reported in more than one subject except cough which was reported in 2 subjects Initial clinical data with 100 mg PTI-801 in CF Patient Population Suggests Potential Additivity with Orkambi® Average baseline ppFEV1 in the first 5 patients was approximately 65% 1 subject on placebo and Orkambi® and 4 subjects on PTI-801 at 100 mg and Orkambi® Preliminary review of the initial data from the first 5 patients in the first cohort showed all patients experienced improvement in lung function measured as absolute change in ppFEV1 Mean absolute improvements in ppFEV1 of approximately 4 percentage points from baseline, with mean relative improvements of approximately 7 percent, were observed in all PTI-801 subjects who have completed 2 weeks of dosing At day 14, a trend toward reduction in sweat chloride was observed in the drug treated patients Initial safety and PK data supports the progression of PTI-801 onto the next dose level of 200 mg in this study, pending completion of the ongoing cohort TEAE – treatment emergent adverse events, AE – adverse events, SAE – serious adverse events, ECG – electrocardiogram, MAD – multiple ascending dose, SAD – single ascending dose

PTI-801 Safety Summary from Ad Hoc Interim Analysis of Ongoing Study in CF Patients   Number (%) of Subjects Category Placebo (N=1) n (%) PTI-801 (N=4) n (%) Total (N=5) n (%) At Least One TEAEs 0 3 (75.0) 3 (60.0) At Least One Related TEAEs 0 2 (50.0) 2 (40.0) At Least One Severe TEAEs 0 0 0 At Least One Serious AEs 0 0 0 TEAEs Leading to Study Drug Discontinuation 0 0 0 TEAEs Leading to Death 0 0 0 Number of Subjects Statistic Placebo PTI-801 Total   Intent-to-treat Population n (%) 1 (100.0) 4 (100.0) 5 (100.0)       Received Study Drug n (%) 1 (100.0) 4 (100.0) 5 (100.0)       Did Not Receive Study Drug n (%) 0 0 0   Completed Study n (%) 1 (100.0) 3 (75.0)* 4 (80.0)   Prematurely Withdrawn n (%) 0 0 0       Other n (%) 0 0 0 Safety Population n (%) 1 (100.0) 4 (100.0) 5 (100.0) *all subjects completed dosing, 1 subject did not complete follow up visit before analysis cut off

Ivacaftor Exposures Lumacaftor Exposures Initial clinical data from first 5 suggests lack of drug-drug interactions as expected from preclinical data Average PTI-801 exposure at steady state in excess of EC90 at 150 mg dose in HV Average PTI-801 exposure at steady state in excess of EC70 at 100 mg dose in CF PK profile in first 5 CF subjects is comparable to HV subjects No Unexpected PK Interactions Observed To Date Among PTI-801, Ivacaftor, and Lumacaftor AUC – area under the curve

Single Ascending Dose, n=24, up to 300 mg All cohorts are placebo controlled with 3:1 randomization PTI-808 Study Schema and Status PTI-808 dose 1 PTI-808 dose 2 PTI-808 dose 3 7 day Multiple Ascending Dose, n=24, up to 300 mg PTI-808 dose 1 PTI-808 dose 2 PTI-808 dose 3 Completed Part 1: SAD and MAD in Healthy Volunteers

PTI-808 Treatment Generally Well Tolerated Across HV SAD and MAD Cohorts Single Ascending Dose Cohorts in HV Subjects In the SAD cohorts a total of 5 subjects experienced a TEAE No severe AEs, SAEs or AEs leading to discontinuation of treatment were reported No clinically significant trends in safety labs, ECGs, physical exam, vital signs data Multiple Ascending Dose Cohorts in HV Subjects In the MAD cohorts a total of 9 subjects experienced a TEAE One subject experience SAE from a pre-existing condition (transverse myelitis) and that was considered unlikely related to study drug. No AEs leading to discontinuation of treatment were reported No clinically significant trends in safety labs, ECGs, physical exam, vital signs data PK data from HV suggest drug may potentially be amenable to once-a-day oral dosing Average PTI-808 exposure at steady state was in excess of EC50 at 50 mg and in excess of EC90 at 150 mg TEAE – treatment emergent adverse events, AE – adverse events, SAE – serious adverse events, ECG – electrocardiogram, MAD – multiple ascending dose, SAD – single ascending dose

PTI-808, PTI-801, PTI-428 Co-Administration Was Generally Well Tolerated Across HV Cohorts Multiple Dose Cohorts in HV Subjects In all co-administration cohorts a total of 11 subjects out of 20 experienced a TEAE No severe AEs, SAEs or AEs leading to discontinuation of treatment were reported No clinically significant trends in safety labs, ECGs, physical exam, vital signs data Exposures in excess of EC70 were achieved at steady state with co-administration of PTI-428 (50 mg), PTI-801 (100 mg) and PTI-808 (50 mg) TEAE – treatment emergent adverse events, AE – adverse events, SAE – serious adverse events, ECG – electrocardiogram, MAD – multiple ascending dose, SAD – single ascending dose

PTI Clinical Path to Proprietary Combination Therapies in CF Patients 28 day GLP preclinical combination safety studies completed placebo single agent dual combination triple combination 7 day PTI-801/PTI-428 7 day PTI-801/PTI-808/PTI-428 7 day Placebo 14 day PTI-801 dose 1 /PTI-808 dose 1 14 day PTI-801 dose 2 /PTI-808 dose 2 7 day PTI-808 dose 2 14 day PTI-808 dose 2 /PTI-428/PTI-801 7 day PTI-808 dose 1 14 day PTI-808 dose 1 /PTI-428/PTI-801 14 day Placebo 21 day Placebo Healthy Volunteers n = up to 24 CF Subjects (F508del homozygous) n = up to 46 Completed

PTI On Track for Combination Data in 2018


1H 2017
2H 2017
1H 2018
2H 2018
PTI-428 Orkambi® POC results
PTI-801 Orkambi® POC results
PTI-428 Kalydeco POC results
PTI-801 PTI-808 POC results
PTI-428 PTI-801 PTI-808 POC results
GLPG222 Kalydeco P2 results
GLPG222 monotherapy P2 results
GLPG2737 Orkambi P2 results
1st Triple combo P2 results
2nd Triple combo P2 results
Triple combo P2 results (1st, 2nd, 3rd combinations)
Triple combo P2 results (4th combination)
Teza/Iva approval
P3 trial initiation for 1 or 2 triple combinations
Publicly disclosed guidance
Triple combo data
Double combo data
Drug approval

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Proprietary and Confidential

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